Exhibit 99.3

             2005 DEFERRED COMPENSATION PLAN [GRAPHIC APPEARS HERE]

VARIAN MEDICAL SYSTEMS, INC.

PLAN DOCUMENT
-------------------------------------------------------------------------------

                            EFFECTIVE JANUARY 1, 2005
                            ADOPTED NOVEMBER 17, 2005

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PURPOSE             ..........................................................1

ARTICLE 1 DEFINITIONS.........................................................1

ARTICLE 2 SELECTION/ENROLLMENT/ELIGIBILITY....................................7

     2.1    Eligibility.......................................................7
     2.2    Enrollment Requirements...........................................8
     2.3    Commencement of Participation.....................................8
     2.4    Termination of Participation and/or Deferrals.....................8

ARTICLE 3   DEFERRAL COMMITMENTS/COMPANY
            CONTRIBUTIONS/CREDITING/TAXES.....................................8

     3.1    Minimum Deferral..................................................8
     3.2    Maximum Deferral..................................................9
     3.3    Election to Defer/Effect of Election Form.........................9
     3.4    Withholding of Annual Deferral Amounts...........................11
     3.5    Annual Company Supplemental Contribution Amount..................11
     3.6    Annual Company Discretionary Contribution Amount.................12
     3.7    Investment of Trust Assets.......................................12
     3.8    Vesting..........................................................12
     3.9    Crediting/Debiting of Account Balances...........................14
     3.10   FICA and Other Taxes.............................................16
     3.11   Distributions....................................................17

ARTICLE 4   SHORT-TERM PAYOUT/UNFORESEEABLE FINANCIAL
            EMERGENCIES......................................................17

     4.1    Short-Term Payout................................................17
     4.2    Other Benefits Take Precedence Over Short-Term Payout............18
     4.3    Withdrawal Payout/Termination of Deferral Election for
                Unforeseeable  Emergencies...................................18

ARTICLE 5   RETIREMENT BENEFIT...............................................19

     5.1    Retirement Benefit...............................................19
     5.2    Payment of Retirement Benefit....................................19

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                                        i
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PLAN DOCUMENT continued...

ARTICLE 6   SURVIVOR BENEFIT.................................................21

     6.1    Pre-Termination Survivor Benefit.................................21
     6.2    Payment of Pre-Termination Survivor Benefit......................21
     6.3    Death Prior to Completion of Regular Termination Benefit
                or Retirement Benefit........................................21

ARTICLE 7   REGULAR TERMINATION BENEFIT......................................21

     7.1    Regular Termination Benefit......................................21
     7.2    Payment of Regular Termination Benefit...........................21

ARTICLE 8   BENEFICIARY DESIGNATION..........................................22

     8.1    Beneficiary......................................................22
     8.2    Beneficiary Designation/Change...................................22
     8.3    Acknowledgment...................................................22
     8.4    No Beneficiary Designation.......................................22
     8.5    Doubt as to Beneficiary..........................................22
     8.6    Discharge of Obligations.........................................23

ARTICLE 9   TERMINATION/AMENDMENT/MODIFICATION...............................23

     9.1    Termination......................................................23
     9.2    Amendment........................................................24
     9.3    Plan Agreement...................................................24
     9.4    Effect of Payment................................................25
     9.5    Amendment to Ensure Proper Characterization of the Plan..........25
     9.6    Changes in Law Affecting Taxability..............................25

ARTICLE 10  ADMINISTRATION...................................................26

     10.1   Administrator Duties.............................................26
     10.2   Agents...........................................................27
     10.3   Binding Effect of Decisions......................................27
     10.4   Indemnity of Administrator.......................................27
     10.5   Employer Information.............................................28

ARTICLE 11  OTHER BENEFITS AND AGREEMENTS....................................28

     11.1   Coordination with Other Benefits.................................28

ARTICLE 12  CLAIMS PROCEDURES................................................28

     12.1   Scope of Claims Procedures.......................................28
     12.2   Initial Claim....................................................28
     12.3   Review Procedures................................................29
     12.4   Calculation of Time Periods......................................30
     12.5   Legal Action.....................................................30

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                                       ii
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ARTICLE 13  TRUST............................................................31

     13.1   Establishment of the Trust.......................................31
     13.2   Interrelationship of the Plan and the Trust......................31
     13.3   Distributions from the Trust.....................................31

ARTICLE 14  MISCELLANEOUS....................................................31

     14.1   Status of Plan...................................................31
     14.2   Unsecured General Creditor.......................................31
     14.3   Employer's Liability.............................................31
     14.4   Nonassignability.................................................32
     14.5   Not a Contract of Continued Service..............................32
     14.6   Furnishing Information...........................................32
     14.7   Terms............................................................32
     14.8   Captions.........................................................33
     14.9   Governing Law....................................................33
     14.10  Notice...........................................................33
     14.11  Successors.......................................................33
     14.12  Spouse's Interest................................................33
     14.13  Validity.........................................................33
     14.14  Incompetent......................................................34
     14.15  Court Order......................................................34
     14.16  Acceleration of Distribution.....................................34
     14.17  Delay in Payment.................................................35
     14.18  Prohibited Acceleration/Distribution Timing......................35
     14.19  Insurance........................................................35
     14.20  Aggregation of Employers.........................................35

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                                       iii
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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                          VARIAN MEDICAL SYSTEMS, INC.
                         2005 DEFERRED COMPENSATION PLAN

                            Effective January 1, 2005
                            Adopted November 17, 2005

                                     PURPOSE
                                     -------

         The purpose of this Plan is to provide specified benefits to a select group of management or highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of Varian Medical Systems, Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. This Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, as added by the American Jobs Creation Act of 2004 and the final Treasury regulations or any other authoritative guidance issued thereunder.

                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

         For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1      "Administrator" shall mean the Committee, or, to the extent provided in
         Article 10, appropriate management personnel designated by the Committee to perform certain of the Committee's duties and responsibilities in respect of the Plan.

1.2 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the Company Supplemental Contribution Account balance and (iii) the vested Company Discretionary Contribution Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.3 "Annual Company Discretionary Contribution Amount" shall mean, for the Plan Year of reference, the amount determined in accordance with
         Section 3.6.

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VARIAN MEDICAL SYSTEMS, INC.
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1.4      "Annual Company Supplemental Contribution Amount" shall mean, for the
         Plan Year of reference, the amount determined in accordance with
         Section 3.5.

1.5 "Annual Deferral Amount" shall mean that portion of a Participant's Base Annual Salary, Incentive Payments and/or Directors' Fees that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, death or a Regular Termination prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.6 "Base Annual Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, Directors' Fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). Base Annual Salary shall be calculated after reduction for compensation voluntarily deferred or contributed by the Participant pursuant to all qualified or non-qualified plans of the Employer and shall be calculated to exclude amounts not otherwise included in the Participant's gross income under Code Sections 125, 402(e)(3), 402(h), or 403(b) pursuant to plans established by the Employer.

1.7 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 8, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.8 "Beneficiary Designation Form" shall mean the form established from time to time by the Administrator that a Participant completes, signs and returns to the Administrator to designate one or more Beneficiaries (which form may take the form of an electronic transmission, if required or permitted by the Administrator).

1.9      "Board" shall mean the board of directors of the Company.

1.10     "Claimant" shall have the meaning set forth in Section 12.2.

1.11 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.12 "Committee" shall mean the Company's Compensation and Management Development Committee.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

1.13 "Company" shall mean Varian Medical Systems, Inc. a Delaware corporation, and any successor.

1.14 "Company Discretionary Contribution Account" shall mean (i) the sum of all of the Participant's Annual Company Discretionary Contribution Amounts, plus (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Discretionary Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Discretionary Contribution Account.

1.15 "Company Supplemental Contribution Account" shall mean (i) the sum of all of the Participant's Annual Company Supplemental Contribution Amounts, plus (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Supplemental Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Supplemental Contribution Account.

1.16 "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If the Employer determines in good faith that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan is deductible, the Employer may delay all or any portion of a distribution under this Plan. Any amounts delayed pursuant to this limitation shall continue to be credited or debited with additional amounts in accordance with Section 3.9 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited or debited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Code
         Section 162(m). Notwithstanding the foregoing, this Section 1.16 shall apply only to the extent permitted by Section 409A.

1.17 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited or debited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

1.18     "Director" shall mean any member of the Board.

1.19 "Directors' Fees" shall mean the fees paid by the Employer, including retainer fees and meetings fees, as compensation for serving on the Board.

1.20 "Effective Date" shall mean the effective date of this Plan, which is January 1, 2005.

1.21 "Election Form" shall mean the form or forms established from time to time by the Administrator that a Participant completes, signs and returns to the Administrator to make an election under the Plan (which form or forms may take the form of an electronic transmission, if required or permitted by the Administrator).

1.22     "Employee" shall mean a person who is an employee of the Employer.

1.23 "Employer" shall mean the Company and/or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan as a sponsor. For purposes of this Plan, "subsidiary" shall include entities permitted to participate in the Plan in accordance with Section 409A.

1.24 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.25 "401(k) Plan" shall mean the Varian Medical Systems, Inc. Retirement Plan, as it may be amended from time to time.

1.26 "Incentive Payments" shall mean any compensation payable to a Participant under the Annual Incentive Plan, Employee Incentive Plan, Sales Incentive Plan or Service Incentive Plan.

1.27     "Measurement Funds" shall have the meaning set forth in Section 3.9(d).

1.28 "Participant" shall mean any Employee who is selected to participate in the Plan or any Director; provided that such Employee or Director (i) elects to participate in the Plan, (ii) signs a Plan Agreement, an Election Form(s) and a Beneficiary Designation Form, (iii) has his or her signed Plan Agreement, Election Form(s) and Beneficiary Designation Form accepted by the Administrator, (iv) commences participation in the Plan, and (v) has not had his or her Plan Agreement terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an Account Balance under the Plan under any circumstance.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

1.29 "Performance-Based Compensation" shall mean that portion of a Participant's Incentive Payments which is based on the performance of services by the Participant for the Employer over a period of at least twelve (12) months and which qualifies as "performance-based compensation" under Section 409A.

1.30 "Plan" shall mean this 2005 Deferred Compensation Plan, as evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.31 "Plan Agreement" shall mean a written agreement (which may take the form of an electronic transmission, if required or permitted by the Administrator), as may be amended from time to time, which is entered into by and between the Employer and a Participant. Each Plan Agreement executed by a Participant and the Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant. In the Plan Agreement, each Participant shall acknowledge that he or she accepts all of the terms of the Plan including the discretionary authority of the Administrator as set forth in Article 10.

1.32 "Plan Year" shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year during which this Plan is in effect.

1.33     "Pre-Termination Survivor Benefit" shall mean the benefit set forth in
         Article 6.

1.34 "Regular Termination" shall mean Separation from Service, voluntarily or involuntarily, for any reason other than Retirement or death.

1.35     "Regular Termination Benefit" shall mean the benefit set forth in
         Article 7.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

1.36 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, Separation from Service for any reason other than a leave of absence or death on or after the earlier of the attainment of (a) age sixty-five (65) or (b) age fifty-five (55) with ten (10) Years of Service; and shall mean with respect to a Director who is not an Employee, Separation from Service on or after the later of (a) the attainment of age seventy (70), or (b) in the sole discretion of the Administrator, an age later than age seventy (70). If a Participant is both an Employee and a Director, Retirement shall not occur until he or she Retires as both an Employee and a Director, which Retirement shall be deemed to be a Retirement as a Director.

1.37     "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.38 "Section 409A" shall mean Code Section 409A and the Treasury regulations or other authoritative guidance issued thereunder.

1.39 "Separation from Service" shall mean the Participant's separation from service, within the meaning of Section 409A.

1.40     "Short-Term Payout" shall mean the payout set forth in Section 4.1.

1.41 "Trust" shall mean the trust established pursuant to this Plan, as amended from time to time. The assets of the Trust shall be the property of the Employer.

1.42 "Unforeseeable Financial Emergency" shall mean a severe financial hardship to the Participant resulting from (i) an illness or accident of the Participant, the Participant's spouse or the Participant's dependent (as defined in Code Section 152(a)), (ii) a loss of the Participant's property due to casualty (including the need to rebuild a home following damage not otherwise covered by insurance, for example, not as a result of a natural disaster), or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant (e.g., imminent foreclosure of or eviction from the Participant's primary residence, the need to pay for medical expenses, including non-refundable deductibles and prescription drugs, the need to pay funeral expenses of a spouse or dependent), all as determined in the sole discretion of the Administrator (which discretion the Administrator is bound to exercise, however, within the limitations of Section 409A).

1.43 "Yearly Installment Method" shall be a yearly installment payment over one of the installment payout alternatives selected by the Participant in accordance with this Plan, calculated as follows (subject to Section 3.11): The Account Balance of the Participant shall be calculated as of the close of business on the date of reference (or, if the date of reference is not a business day, on the immediately following business day), and shall be paid as soon as practicable thereafter. The date of reference with respect to the first yearly installment payment shall be as provided in Section 5.2 and the date of reference with respect to subsequent yearly installment payments shall be the anniversary of the first yearly installment payment (to be paid as soon as practicable thereafter).

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         The installment payout alternative available for election by the Participant with respect to his or her Retirement Benefit is substantially equal annual installments of between two (2) and fifteen
         (15) years. The yearly installment shall be calculated by multiplying this Account Balance by a fraction, the numerator of which is one (1), and the denominator of which is the remaining number of yearly payments due the Participant. By way of example, if the Participant elects a five (5) year Yearly Installment Method, the first payment shall be one-fifth (1/5) of the Account Balance (or applicable portion thereof), calculated as described in this definition. On or as soon as practicable after the anniversary of the first yearly installment payment, the payment shall be one-fourth (1/4) of the Account Balance (or applicable portion thereof), calculated as described in this definition

1.44 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. For purposes of this definition, a year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted.

                                    ARTICLE 2
                                    ---------
                        SELECTION/ENROLLMENT/ELIGIBILITY
                        --------------------------------

2.1      Eligibility. Participation in the Plan shall be limited to Employees
         -----------
         whom the Administrator designates, in its sole discretion, for participation, provided that any Employees may not participate in the Plan unless they are members of a select group of management or highly compensated employees of the Employer, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA (which determination shall be made by the Administrator in its sole discretion). In addition to Employees described in the preceding sentence, each Director shall become eligible for participation in the Plan upon the date he or she is named as a Director (or upon the Effective Date, if later).

2.2      Enrollment Requirements. As a condition to participation, each Employee
         -----------------------
         and Director who is eligible for participation shall complete, execute and return to the Administrator a Plan Agreement, an Election Form(s) and a Beneficiary Designation Form, all within thirty (30) days after he or she first becomes eligible for participation in the Plan. In addition, the Administrator shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary. Timely enrollment in the Plan for the 2005 Plan Year, although conducted prior to the date of adoption of the Plan, is intended to constitute good faith operational compliance with Section 409A.

2.3      Commencement of Participation. Provided an Employee or Director who is
         -----------------------------
         eligible for participation has met all enrollment requirements set forth in this Plan and required by the Administrator, that Employee or Director shall commence participation in the Plan immediately following the Employee's or Director's timely completion of all enrollment requirements (or as soon as practicable thereafter as the Administrator may determine). If an Employee or Director fails to meet all such requirements within the specified period required, in accordance with
         Section 2.2, that Employee or Director shall not be eligible to participate in the Plan until the first day of the following Plan Year, again subject to timely delivery to and acceptance by the Administrator of the required documents.

2.4      Termination of Participation and/or Deferrals. If the Administrator
         ---------------------------------------------
         determines in good faith that an Employee no longer qualifies as a member of a select group of management or highly compensated employees of the Employer, the Administrator shall have the right, in its sole discretion, to prevent the Participant from making future deferral elections and/or from being credited with any further Annual Company Supplemental Contribution Amounts or Annual Company Discretionary Contribution Amounts. Solely if, and to the extent that future guidance issued under Section 409A permits, the Administrator shall also have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes and/or (ii) immediately distribute the Participant's then vested Account Balance as a Regular Termination Benefit and terminate the Participant's participation in the Plan.

                                    ARTICLE 3
                                    ---------
           DEFERRAL COMMITMENTS/COMPANY CONTRIBUTIONS/CREDITING/TAXES
           ----------------------------------------------------------

3.1      Minimum Deferral. For each Plan Year, a Participant may elect to defer,
         ----------------
         as his or her Annual Deferral Amount, Base Annual Salary, Incentive Payments and/or Directors' Fees (in the case of a Participant who is also a Director) in the following minimum amounts for each deferral elected:

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                                                   Minimum
                  Deferral                         Amount
                  --------------------             -------
                  Base Annual Salary               $ 2,000
                  Incentive Payments               $ 2,000
                  Directors' Fees                  $ 2,000

         Notwithstanding the foregoing, the Administrator may, in its sole discretion, establish for any Plan Year different minimum amount(s). Subject to Section 409A, if an election is made for less than the stated minimum amount, or if no election is made, the amount deferred shall be zero (0).

3.2      Maximum Deferral.
         ----------------

         For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Base Annual Salary, Incentive Payments and/or Directors' Fees (in the case of a Participant who is also a Director) up to the following maximum percentages for each deferral elected:

                                                   Maximum
                  Deferral                         Amount
                  --------------------             -------
                  Base Annual Salary                    75%
                  Incentive Payments                   100%
                  Directors' Fees                      100%

         Notwithstanding the foregoing, the Administrator may, in its sole discretion, establish for any Plan Year maximum percentage(s) which differ from that set forth above.

3.3      Election to Defer/Effect of Election Form.
         ---------------------------------------

         (a)      Timing of Election. Except as provided below, a Participant
                  ------------------
                  shall make a deferral election with respect to Base Annual Salary, Incentive Payments and/or Directors' Fees, as applicable, to be earned for services performed during an upcoming twelve (12) month Plan Year. Such election must be made during such period as shall be established by the Administrator which ends no later than the last day of the Plan Year preceding the Plan Year in which the services giving rise to the Base Annual Salary, Incentive Payments and/or Directors' Fees, as applicable, to be deferred are to be performed. For these purposes, to the extent permitted under
                  Section 409A, Base Annual Salary payable after the last day of the Plan Year for services performed during the final payroll period containing the last day of the Plan Year shall be treated as Base Annual Salary for services performed in the subsequent Plan Year.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                  Notwithstanding the preceding, in the case of the first Plan Year in which an Employee or Director first becomes eligible to become a Participant, if and to the extent permitted by the Administrator, the individual may make an election no later than thirty (30) days after the date he or she becomes eligible to become a Participant to defer Base Annual Salary, Incentive Payments and/or Directors' Fees (as applicable) for services to be performed after the election. Also, notwithstanding the preceding, if and to the extent permitted by the Administrator, a Participant may make an election to defer that portion (if any) of his or her Incentive Payments which qualifies as Performance-Based Compensation no later than six (6) months prior to the last day of the period over which the services giving rise to the Performance-Based Compensation are performed.

                  In addition, notwithstanding the preceding, to the extent permitted by the Administrator and under Section 409A, a Participant may make an election to defer Annual Deferral Amounts that relate all or in part to services performed on or before December 31, 2005 no later than the earlier of (i) March 15, 2005, or (ii) the date such Annual Deferral Amounts are otherwise payable to the Participant.

                  Notwithstanding the preceding, the Administrator shall, in its discretion, be permitted to cause to be paid to the Participant Base Annual Salary, Incentive Payments and/or Directors' Fees, as applicable, rather than being deferred under the Plan if, under Section 409A, an earlier election was required in order to properly defer tax with respect to such amount(s). In addition, the Administrator, in its discretion, shall be permitted to allow a Participant to revoke or modify a Base Annual Salary, Incentive Payments and/or Directors' Fees deferral election he or she has made if Section 409A provides an opportunity to later modify a deferral election with respect to such amount(s); provided, however, that no such revocation or modification will be effective or available if and to the extent Section 409A provides that such revocation or modification, or the availability thereof, prevents the proper deferral of tax with respect to such amount(s).

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         (b)      Manner of Election. For any Plan Year (or portion thereof), a
                  ------------------
                  deferral election for amount(s) earned during that Plan Year (or portion thereof), and such other elections as the Administrator deems necessary or desirable under the Plan, shall be made by timely delivering to the Administrator, in accordance with its rules and procedures, by the deadline(s) set forth above, an Election Form, along with such other elections as the Administrator deems necessary or desirable under the Plan. For these elections to be valid, the Election Form(s) must be completed and signed by the Participant, timely delivered to the Administrator (in accordance with Section 2.2 above) and accepted by the Administrator. If no such Election Form(s) is timely delivered for a Plan Year (or portion thereof), the Annual Deferral Amount shall be zero (0) for that Plan Year (or portion thereof). (c) Change in Election. Once a Plan Year has commenced, a Participant may not elect to change his or her deferral election that is in effect for that Plan Year, except if and to the extent permitted by the Administrator and made in accordance with the provisions of Section 409A specifically relating to the change and/or revocation of deferral elections (such as, for example, following an Unforeseeable Financial Emergency).

3.4      Withholding of Annual Deferral Amounts. For each Plan Year, the Base
         --------------------------------------
         Annual Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Base Annual Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Base Annual Salary. The Incentive Payments and/or Directors' Fees portion of the Annual Deferral Amount shall be withheld at the time the Incentive Payments or Directors' Fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.5      Annual Company Supplemental Contribution Amount. A Participant's Annual
         -----------------------------------------------
         Company Supplemental Contribution Amount for the Plan Year of reference shall be equal to the product of (a) the excess, if any, of the Participant's Base Annual Salary and any applicable Incentive Payments over the dollar limit on recognizable compensation under Code Section 401(a)(17) for the Plan Year (i.e., $210,000 for 2005 and $220,000 for
         2006, as indexed for future years), and (b) the Company matching contribution rate under the 401(k) Plan applicable to the Participant for the Plan Year.

         The Annual Company Supplemental Contribution Amount, if any, shall be credited no earlier than January 1 and no later than March 15 of the following Plan Year.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

3.6      Annual Company Discretionary Contribution Amount. For each Plan Year,
         ------------------------------------------------
         an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Discretionary Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Discretionary Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Discretionary Contribution Amount for that Plan Year. If a Participant is not employed by the Employer as of the last day of a Plan Year other than by reason of his or her Retirement or death while employed, the Annual Company Discretionary Contribution Amount for that Plan Year shall be zero. The Annual Company Discretionary Contribution Amount, if any, shall be credited as agreed upon between the Employer and the Participant; provided, however, to the extent required under Section 409A, such agreement shall be made prior to the commencement of the Plan Year in which the Participant first performs services relating to the Annual Company Discretionary Contribution Amount.

3.7      Investment of Trust Assets. The trustee of the Trust shall be
         --------------------------
         authorized to invest and reinvest the assets of the Trust in accordance with the applicable Trust agreement, including the reinvestment of the proceeds in one or more investment vehicles designated by the Administrator.

3.8      Vesting.
         -------

         (a) A Participant shall at all times be 100% vested in his or her Deferral Account.

         (b) A Participant shall at all times be 100% in his or her Company Discretionary Contribution Account unless a vesting schedule is approved and documented by the Administrator at the time the Annual Company Discretionary Contribution Amount is credited to the Participant's Company Discretionary Contribution Account for that Plan Year.

         (c) A Participant shall at all times be 100% vested in his or her Company Supplemental Contribution Account.

         (d)      Notwithstanding anything to the contrary contained in this
                  Section 3.8, in the event of a Change in Control, a Participant's Company Discretionary Contribution Account shall immediately become 100% vested (if it is not already vested in accordance with a vesting schedule). For purposes of this
                  Section 3.8, a "Change in Control" shall be deemed to have occurred if:

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                  (i) Any individual or group constituting a "person," as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act (other than (A) the Company or any of its subsidiaries or (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any of its subsidiaries), is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of Directors; or

                  (ii) Continuing Directors cease to constitute at least a majority of the Board; or

                  (iii) there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a "Transaction"), in each case with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction; or

                  (iv) all or substantially all of the assets of the Company are sold, liquidated or distributed.

                  Notwithstanding the forgoing a "Change in Control" shall not be deemed to have occurred under this Plan if, prior to the occurrence of a specified event that would otherwise constitute a Change in Control hereunder, the disinterested Continuing Directors then in office, by a majority vote thereof, determine that the occurrence of such specified event shall not be deemed to be a Change in Control with respect to an Employee hereunder if the Change in Control results from actions or events in which an Employee is a participant in a capacity other than solely as an officer, employee or Director of the Company.

                  "Continuing Directors" for purposes of the above shall mean the Directors of the Company in office on the date of the adoption of this Plan and any successor to any such Director who was nominated or selected by a majority of the Continuing Directors in office at the time of the Director's nomination or selection and who is not an "affiliate" or "associate" (as defined in Regulation12B under the Exchange Act) of any person who is the beneficial owner, directly or indirectly, of securities representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled ordinarily to vote for the election of Directors.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

3.9      Crediting/Debiting of Account Balances. In accordance with, and
         --------------------------------------
         subject to, the rules and procedures that are established from time to time by the Administrator, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a)      Sub-Accounts. Separate sub-accounts shall be established and
                  ------------
                  maintained with respect to each Participant's Account Balance (together, the "Sub-Accounts"), each attributable to the portion of the Participant's Account Balance with respect to which the same time and form of distribution has been elected pursuant to Sections 4.1 and 5.2 hereof.

         (b)      Election of Measurement Funds. Subject to Section 3.9(f)
                  -----------------------------
                  below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form(s), one or more Measurement Funds (as described in Section 3.9(d) below) to be used to determine the additional amounts to be credited or debited to each of his or her Sub-Accounts for the first business day of the Plan Year, continuing thereafter unless changed in accordance with the next sentence. Commencing with the first business day of the Plan Year, and continuing thereafter for the remainder of the Plan Year (unless the Participant ceases during the Plan Year to participate in the Plan), the Participant may (but is not required to) elect daily, by submitting an Election Form(s) to the Administrator that is accepted by the Administrator (which submission may take the form of an electronic transmission, if required or permitted by the Administrator), to add or delete one or more Measurement Funds to be used to determine the additional amounts to be credited or debited to each of his or her Sub-Accounts, or to change the portion of each of his or her Sub-Accounts allocated to each previously or newly elected Measurement Funds. If an election is made in accordance with the previous sentence, it shall apply to the next business day and continue thereafter for the remainder of the Plan Year (unless the Participant ceases during the Plan Year to participate in the Plan), unless changed in accordance with the previous sentence.

         (c)      Proportionate Allocation. In making any election described in
                  ------------------------
                  Section 3.9(b) above, the Participant shall specify on the Election Form(s), in whole percentage points, the percentage of each of his or her Sub-Account(s) to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         (d)      Measurement Funds. Subject to Section 3.9(f) below, the
                  -----------------
                  Participant may elect one or more of the Measurement Funds set forth on Schedule A (the "Measurement Funds"), for the purpose of crediting or debiting additional amounts to his or her Account Balance. The Administrator may, in its sole discretion, discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first business day that follows by thirty (30) days the day on which the Administrator gives Participants advance written notice of such change. If the Administrator receives an initial or revised Measurement Funds election which it deems to be incomplete, unclear or improper, the Participant's Measurement Funds election then in effect shall remain in effect (or, in the case of a deficiency in an initial Measurement Funds election, the Participant shall be deemed to have filed no deemed investment direction). If the Administrator possesses (or is deemed to possess as provided in the previous sentence) at any time directions as to Measurement Funds of less than all of the Participant's Account Balance, the Participant shall be deemed to have directed that the undesignated portion of the Account Balance be deemed to be invested in a money market, fixed income or similar Measurement Fund made available under the Plan as determined by the Administrator in its discretion. Each Participant hereunder, as a condition to his or her participation hereunder, agrees to indemnify and hold harmless the Administrator, the Employer and the Company, and their agents and representatives, from any losses or damages of any kind relating to (i) the Measurement Funds made available hereunder and (ii) any discrepancy between the credits and debits to the Participant's Account Balance based on the performance of the Measurement Funds and what the credits and debits otherwise might be in the case of an actual investment in the Measurement Funds.

         (e)      Crediting or Debiting Method. The performance of each elected
                  ----------------------------
                  Measurement Fund (either positive or negative) will be determined by the Administrator, in its sole discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, or as otherwise determined by the Administrator in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Funds selected by the Participant, in the percentages elected by the Participant as of such date, at the closing price on such date; (ii) the portion of the Annual Deferral Amount that was actually deferred was invested in the Measurement Funds selected by the Participant, in the percentages elected by the Participant, no later than the close of business on the third
                  (3rd) business day after the day on which such amounts are actually deferred from the Participant's Base Annual Salary, Incentive Payments or Directors' Fees, as applicable, at the closing price on such date;

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                  (iii) any Annual Company Supplemental Contribution Amounts and/or Annual Company Discretionary Contribution Amounts credited to a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages elected by the Participant, as soon as administratively practicable following the date such amount(s) were credited to the Participant's Plan Account; and (iv) any distribution made to a Participant that decreases such Participant's Account Balance ceased being invested in the Measurement Funds, in the percentages applicable to such calendar day, no earlier than three (3) business days prior to the distribution, at the closing price on such date.

         (f)      No Actual Investment. Notwithstanding any other provision of
                  --------------------
                  this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation of his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Employer or the trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Employer or the Trust; the Participant shall at all times remain an unsecured general creditor of the Employer.

         (g)      Beneficiary Elections. Each reference in this Section 3.9 to a
                  ---------------------
                  Participant shall be deemed to include, where applicable, a reference to a Beneficiary.

3.10     FICA and Other Taxes.
         --------------------

         (a)      Annual Deferral Amounts. For each Plan Year in which an Annual
                  -----------------------
                  Deferral Amount is being withheld from a Participant, the Employer shall withhold from that portion of the Participant's Base Annual Salary, Incentive Payments that is not being deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Administrator may reduce the Annual Deferral Amount in order to comply with this
                  Section 3.10.

         (b)      Annual Company Supplemental Contribution Amounts. When a
                  ------------------------------------------------
                  Participant is credited with Annual Company Supplemental Contribution Amounts, the Employer shall have the discretion to withhold from the Participant's Base Annual Salary and/or Incentive Payments that is not deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes. If necessary, the Administrator may reduce the Participant's Annual Company Supplemental Contribution Amounts in order to comply with this Section 3.10.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         (c)      Annual Company Discretionary Contribution Amounts. When a
                  -------------------------------------------------
                  Participant becomes vested in his or her Company Discretionary Contribution Account, the Employer shall withhold from the Participant's Base Annual Salary, Incentive Payments and/or Directors' Fees that is not deferred, in a manner determined by the Employer, the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Discretionary Contribution Account in order to comply with this Section 3.10.

3.11     Distributions. Notwithstanding anything herein to the contrary, any
         -------------
         payments made to a Participant under this Plan shall be in cash form, and the Employer, or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all Federal, state and local income, employment and other taxes required to be withheld by the Employer, or the trustee of the Trust, in connection with such payments, and, subject to Section 409A, all indebtedness of the Participant to the Employer as of the date(s) of distribution, in amounts and in a manner to be determined in the reasonable discretion of the Employer.

                                    ARTICLE 4
                                    ---------
              SHORT-TERM PAYOUT/UNFORESEEABLE FINANCIAL EMERGENCIES
              -----------------------------------------------------

4.1      Short-Term Payout. At the same time that a Participant elects to defer
         -----------------
         an Annual Deferral Amount for a given Plan Year, the Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan. For these purposes, any Incentive Payments deferred pursuant to a deferral election made during a given Plan Year shall be considered as part of the immediately following Plan Year's Annual Deferral Amount regardless of when the Incentive Payments would have been payable in absence of the deferral election (e.g., Incentive Payments deferred pursuant to a deferral election made in December 2005 shall be considered as part of the Participant's 2006 Annual Deferral Amount). Subject to such requirements as may be imposed by the Administrator, a Participant may make separate Short-Term Payout elections in respect of the Base Annual Salary, Incentive Payments and/or Directors' Fees portions of his or her Annual Deferral Amount. Subject to the Deduction Limitation and to Section 3.11, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral Amount (or applicable portion thereof) and amounts credited or debited thereto in the manner provided in Section 3.9 above, determined at the time that the Short-Term Payout becomes payable.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a period beginning one (1) day and ending sixty (60) days after the last day of any Plan Year designated by the Participant that is at least three (3) Plan Years after the Plan Year of the Annual Deferral Amount as specifically elected by the Participant. By way of example, if a three (3) year Short-Term Payout is elected for 2006 Plan Year Annual Deferral Amounts, the three (3) year Short-Term Payout would become payable during a sixty (60) day period commencing January 1, 2010. Notwithstanding the preceding sentences or any other provision of this Plan that may be construed to the contrary, a Participant who is in active service with the Employer may, with respect to each Short-Term Payout, on a form determined by the Administrator, make one (1) or more additional deferral elections (a "Subsequent Election") to defer payment of such Short-Term Payout to a Plan Year subsequent to the Plan Year originally (or subsequently) elected; provided, however, any such Subsequent Election will be null and void unless accepted by the Administrator no later than one (1) year prior to the first day of the Plan Year in which, but for the Subsequent Election, such Short-Term Payout would be paid, and such Subsequent Election provides for a deferral of at least five (5) Plan Years following the Plan Year in which the Short-Term Payout, but for the Subsequent Election, would be paid. Any amounts credited to the Participant's Company Supplemental Contribution Account and/or Company Discretionary Contribution Account shall not be eligible for a Short-Term Payout under the Plan.

4.2      Other Benefits Take Precedence Over Short-Term Payout. Should an event
         -----------------------------------------------------
         occur that triggers a benefit under Article 5, 6 or 7 prior to the occurrence of the Short-Term Payout Date, any Annual Deferral Amounts, plus or minus amounts credited or debited thereon, that are subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3      Withdrawal Payout/Termination of Deferral Election for Unforeseeable
         -----------------------------------------------------------------------
         Financial Emergencies. If a Participant experiences an Unforeseeable
         ---------------------
         Financial Emergency, the Participant may petition the Administrator to
         (i) halt any deferrals required to be made by a Participant to the extent permitted under Section 409A and (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the payouts, after taking into account the extent to which the Unforeseeable Financial Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent the liquidation of assets would not itself cause severe financial hardship) or by termination of deferrals hereunder.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         A termination of deferrals or payout under this Section 4.3 shall be permitted solely to the extent permitted under Section 409A. If, subject to the sole discretion of the Administrator (which discretion the Administrator is bound to exercise, however, within the limitations of Section 409A), the petition for a termination of deferrals and payout is approved, cessation shall take effect upon the date of approval and any payout shall be made within sixty (60) days of the date of approval. The payment of any amount under this Section 4.3 shall be subject to Section 3.11, but shall not be subject to the Deduction Limitation.

                                    ARTICLE 5
                                    ---------
                               RETIREMENT BENEFIT
                               ------------------

5.1      Retirement Benefit. Subject to the Deduction Limitation and to
         ------------------
         Section 3.11, a Participant who Retires shall receive, as a Retirement Benefit, his or her vested Account Balance (or applicable portion thereof).

5.2      Payment of Retirement Benefit. At the same time that a Participant
         -----------------------------
         elects to defer an Annual Deferral Amount for a given Plan Year, the Participant may elect to receive that portion of his or her Retirement Benefit attributable to the Annual Deferral Amount in a lump sum, or pursuant to one of the available Yearly Installment Methods. For these purposes, any Incentive Payments deferred pursuant to a deferral election made during a given Plan Year shall be considered as part of the immediately following Plan Year's Annual Deferral Amount regardless of when the Incentive Payments would have been payable in absence of the deferral election (e.g., Incentive Payments deferred pursuant to a deferral election made in December 2005 shall be considered as part of the Participant's 2006 Annual Deferral Amount). Subject to such requirements as may be imposed by the Administrator, a Participant may make separate Retirement Benefit distribution elections in respect of the Base Annual Salary, Incentive Payments and/or Directors' Fees portions of his or her Annual Deferral Amount. The lump sum payment shall be made, or installments shall commence, (i) if the Participant's Retirement occurs during January through June of any Plan Year, on or after January 1 of the Plan Year following the Plan Year of the Participant's Retirement;

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         (ii) if the Participant's Retirement occurs during July through December of any Plan Year, on or after July 1 of the Plan Year following the Plan Year of the Participant's Retirement The Participant may change his or her election to an allowable alternative payout period date by submitting a new Election Form to the Administrator, provided that any such Election Form is submitted at least one (1) year prior to the distribution date then in effect and, if required by
         Section 409A, provides for a distribution (or commencement of distributions) date which is at least five (5) years from the distribution date then in effect. Subject to the foregoing, the Election Form most recently accepted by the Administrator shall govern the payout of the Retirement Benefit with respect to the portion of the Participant's Account Balance to which it pertains.

         Notwithstanding anything above or elsewhere in the Plan to the contrary, no change submitted on an Election Form shall be accepted by the Administrator if the change accelerates the time over which distributions shall be made to the Participant (except as otherwise permitted under Section 409A) and the Administrator shall deny any change made to an election if the Administrator determines that the change violates the requirement under Section 409A that the first payment with respect to which such election is made be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made. For these purposes, installment payments shall be treated as a single payment, with the result that an election to change from installments to a lump sum will require that the lump sum be postponed until a date which is at least five (5) years from the scheduled payment date of the first installment.

         If the Participant does not make any election with respect to the payment of any portion of the Retirement Benefit, then such portion shall be paid in a lump sum: (i) if the Participant's Retirement occurs during January through June of any Plan Year, on or after January 1 of the Plan Year following the Plan Year of the Participant's Retirement;
         (ii) if the Participant's Retirement occurs during July through December of any Plan Year, on or after July 1 of the Plan Year following the Plan Year of the Participant's Retirement. Any payment made shall be subject to Section 3.11 and to the Deduction Limitation.

         Any amounts credited to the Participant's Company Supplemental Contribution Account and/or Company Discretionary Contribution Account shall be payable under the Plan solely in the form of a lump sum and shall not be eligible for installment distribution.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                                    ARTICLE 6
                                    ---------
                                SURVIVOR BENEFIT
                                ----------------

6.1      Pre-Termination Survivor Benefit. The Participant's Beneficiary shall
         --------------------------------
         receive a Pre-Termination Survivor Benefit equal to the Participant's entire Account Balance if the Participant dies before he or she experiences a Retirement or a Regular Termination.

6.2      Payment of Pre-Termination Survivor Benefit. The Pre-Termination
         -------------------------------------------
         Survivor Benefit shall be paid to the Participant's Beneficiary in a lump sum as soon as practicable following the date on which the Administrator receives proof that is satisfactory to the Administrator of the Participant's death. Any payment made hereunder shall be subject to Section 3.11, but shall not be subject to the Deduction Limitation.

6.3      Death Prior to Completion of Regular Termination Benefit or Retirement
         -----------------------------------------------------------------------
         Benefit. If a Participant dies after Regular Termination or Retirement
         -------
         but before the Regular Termination Benefit or Retirement Benefit is paid in full, the Participant's unpaid Regular Termination Benefit or Retirement Benefit shall be paid to the Participant's Beneficiary in a lump sum as soon as practicable following the date on which the Administrator is satisfied of the Participant's death. Any payment made hereunder shall be subject to Section 3.11, but shall not be subject to the Deduction Limitation.

                                    ARTICLE 7
                                    ---------
                           REGULAR TERMINATION BENEFIT
                           ---------------------------

7.1      Regular Termination Benefit. Subject to the Deduction Limitation and to
         ---------------------------
         Section 3.11, the Participant shall receive a Regular Termination Benefit, which shall be equal to the Participant's vested Account Balance if a Participant experiences a Regular Termination prior to his or her Retirement or death.

7.2      Payment of Regular Termination Benefit. The Participant's Regular
         --------------------------------------
         Termination Benefit shall be paid in a lump sum: (i) if the Participant's Regular Termination occurs during January through June of any Plan Year, on or after January 1 of the Plan Year following the Plan Year of the Participant's Regular Termination; (ii) if the Participant's Regular Termination occurs during July through December of any Plan Year, on or after July 1 of the Plan Year following the Plan Year of the Participant's Regular Termination. Any payment made shall be subject to Section 3.11 and the Deduction Limitation.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                                    ARTICLE 8
                                    ---------
                             BENEFICIARY DESIGNATION
                             -----------------------

8.1      Beneficiary. Each Participant shall have the right, at any time, to
         -----------
         designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Employer in which the Participant participates.

8.2      Beneficiary Designation/Change. A Participant shall designate his or
         ------------------------------
         her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Administrator or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Administrator's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Administrator, must be signed by the Participant's spouse and returned to the Administrator. Upon the acceptance by the Administrator of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Administrator shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Administrator prior to his or her death.

8.3      Acknowledgment. No designation or change in designation of a
         --------------
         Beneficiary shall be effective until received and acknowledged in writing by the Administrator or its designated agent.

8.4      No Beneficiary Designation. If a Participant fails to designate a
         --------------------------
         Beneficiary as provided in Sections 8.1, 8.2 and 8.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse, or, if the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

8.5      Doubt as to Beneficiary. If the Administrator has any doubt as to the
         -----------------------
         proper Beneficiary to receive payments pursuant to this Plan, the Administrator shall have the right, exercisable in its discretion, to cause the Employer to withhold such payments until this matter is resolved to the Administrator's satisfaction.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

8.6      Discharge of Obligations. The payment of benefits under the Plan to a
         ------------------------
         person believed in good faith by the Administrator to be a valid Beneficiary shall fully and completely discharge the Employer and the Administrator from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits. Neither the Administrator nor the Employer shall be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such person's last known address. If the Administrator notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Administrator within three (3) years thereafter, then, except as otherwise required by law, if the location of one or more of the next of kin of the Participant is known to the Administrator, the Administrator may direct distribution of such amount to any one or more or all of such next of kin, and in such proportions as the Administrator determines. If the location of none of the foregoing persons can be determined, the Administrator shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat and/or unclaimed property laws pursuant to applicable law, neither the Administrator nor the Employer shall be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 9
                                    ---------
                       TERMINATION/AMENDMENT/MODIFICATION
                       ----------------------------------

9.1      Termination. Although the Employer anticipates that it will continue
         -----------
         the Plan for an indefinite period of time, there is no guarantee that the Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees or Directors, by action of the Administrator. Upon a complete or partial termination of the Plan, the Plan Agreements of the affected Participants shall terminate and their vested Account Balances, determined as if they had experienced a Regular Termination on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible for Retirement, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall, subject to Section 9.6, be paid to the Participants in accordance with their distribution elections in effect at the time of the Plan termination (but not to commence before or end after any distribution period required by Section 409A); provided however, if, due to the circumstances surrounding the Plan termination, a distribution of a Participant's Account Balance upon Plan termination is not permitted by Section 409A, the payment of the Account Balance shall be made only after Plan benefits otherwise become due hereunder. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         Without limiting the generality of the foregoing, and subject at all times to Section 409A, the Employer specifically reserves the right to terminate the Plan with respect to all of its participating Employees and Directors, in its discretion and by action of the Administrator, within the thirty (30) days preceding or the twelve (12) months following a change in control event (as defined in Section 409A); provided, however, that, to the extent required under Section 409A, such termination shall be permitted only if all substantially similar arrangements sponsored by the Employer are terminated, so that the Employees or Directors participating under the Plan and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within twelve (12) months of the date of termination of the arrangements.

9.2      Amendment. The Employer may, at any time, amend or modify the Plan in
         ---------
         whole or in part by the action of the Administrator; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's vested Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Regular Termination as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible for Retirement, the Participant had Retired as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification.

9.3      Plan Agreement. Despite the provisions of Sections 9.1 and 9.2 above,
         --------------
         subject to Section 409A, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

9.4      Effect of Payment. The full payment of the applicable benefit under
         -----------------
         Articles 4, 5, 6 or 7 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

9.5      Amendment to Ensure Proper Characterization of the Plan.
         -------------------------------------------------------
         Notwithstanding the previous Sections of this Article, the Plan may be amended at any time, retroactively if required, if found necessary, in the opinion of the Employer, in order to ensure that the Plan is characterized as a non-tax-qualified "top hat" plan of deferred compensation maintained for a select group of management or highly compensated employees, as described under ERISA Sections 201(2), 301(a)(3) and 401(a)(1), to conform the Plan to the provisions to
         Section 409A and to ensure that amounts under the Plan are not considered to be taxed to a Participant under the Federal income tax laws prior to the Participant's receipt of the amounts or to conform the Plan and the Trust to the provisions and requirements of any applicable law (including ERISA and the Code).

9.6      Changes in Law Affecting Taxability.
         -----------------------------------

         (a)      Operation. This Section shall become operative upon the
                  ---------
                  enactment of any change in applicable statutory law or the promulgation by the Internal Revenue Service of a final regulation or other pronouncement having the force of law, which statutory law, as changed, or final regulation or pronouncement, as promulgated, would cause any Participant to include in his or her federal gross income amounts accrued by the Participant under the Plan on a date (an "Early Taxation Event") prior to the date on which such amounts are made available to him or her hereunder; provided, however, that no portion of this Section shall become operative to the extent that portion would result in a violation of Section 409A (e.g., by causing an impermissible distribution under Section
                  409A).

         (b)      Affected Right or Feature Nullified. Notwithstanding any other
                  -----------------------------------
                  Section of this Plan to the contrary (but subject to subsection (c), below), as of an Early Taxation Event, the feature or features of this Plan that would cause the Early Taxation Event shall be null and void, to the extent, and only to the extent, required to prevent the Participant from being required to include in his or her federal gross income amounts accrued by the Participant under the Plan prior to the date on which such amounts are made available to him or her hereunder. If only a portion of a Participant's Account Balance is impacted by the change in the law, then only such portion shall be subject to this Section, with the remainder of the Account Balance not so affected being subject to such rights and features as if the law were not changed. If the law only impacts Participants who have a certain status with respect to the Employer, then only such Participants shall be subject to this Section.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         (c)      Tax Distribution. If an Early Taxation Event is earlier than
                  ----------------
                  the date on which the statute, regulation or pronouncement giving rise to the Early Taxation Event is enacted or promulgated, as applicable (i.e., if the change in the law is retroactive), there shall be distributed to each Participant, as soon as practicable following such date of enactment or promulgation, the amounts that became taxable on the Early Taxation Event.

                                   ARTICLE 10
                                   ----------
                                 ADMINISTRATION
                                 --------------

10.1     Administrator Duties. This Plan shall be administered by the Committee,
         --------------------
         or, with respect to those duties and responsibilities described below, appropriate management personnel designated by the Committee to perform such duties and responsibilities. The Administrator shall have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving as a member of the Administrator who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Administrator shall be entitled to rely on information furnished by a Participant or the Employer.

         Any of the duties and responsibilities of the Administrator under the Plan, including, but not limited to those listed below, may be performed by appropriate management personnel designated by the Committee to perform such duties and responsibilities, except that any decision, interpretation, calculation or other action which would materially increase the Employer's liability and/or costs associated with the Plan must be approved by the Committee:

         (a) the appropriate management personnel may designate those Employees of the Employer who are eligible to participate in the Plan in accordance with Section 2.1;

         (b) the appropriate management personnel may make all discretionary decisions under the Plan with respect to Annual Company Discretionary Contribution Amounts; provided, however, that the appropriate management personnel may only credit an Annual Company Discretionary Contribution Amount under the Plan on behalf of a Participant without Committee approval if, but for the decision to so credit, the appropriate management personnel could otherwise have directed, without Committee approval, that the Participant receive an amount equal to the Annual Company Discretionary Contribution Amount in cash;

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

         (c) the appropriate management personnel may administer the claims procedure requirements of the Plan set forth in Article 12;

         (d) the appropriate management personnel may make Plan amendments under Article 9, but only to the extent such amendments do not materially increase the Employer's liability and/or costs associated with the Plan;

         (e) the appropriate management personnel may change service providers used in connection with the Plan;

         (f) the appropriate management personnel may allocate expenses associated with the Plan's administration among Participants' Account Balances;

         (g) the appropriate management personnel may change the deemed investment alternatives available under the Plan.

10.2     Agents. In the administration of this Plan, the Administrator may, from
         ------
         time to time, employ agents and delegate to them such administrative duties as they see fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Employer.

10.3     Binding Effect of Decisions. The decision or action of the
         ---------------------------
         Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

10.4     Indemnity of Administrator. The Employer shall indemnify and hold
         --------------------------
         harmless the members of the Administrator, and any individuals to whom the duties of the Administrator may be delegated, against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Administrator or any of its members or any such individuals. This indemnification shall be in addition to, and not in limitation of, any other indemnification protections of the Administrator.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

10.5     Employer Information. To enable the Administrator to perform its
         --------------------
         functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the compensation of the Participants, the date and circumstances of the Retirement, death or Regular Termination of the Participants, and such other pertinent information as the Administrator may reasonably require.

                                   ARTICLE 11
                                   ----------
                          OTHER BENEFITS AND AGREEMENTS
                          -----------------------------

11.1     Coordination with Other Benefits. The benefits provided for a
         --------------------------------
         Participant or a Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for Employees or Directors of the Employer. The Plan shall supplement and shall not supersede, modify or amend any other plan or program except as may otherwise be expressly provided.

                                   ARTICLE 12
                                   ----------
                                CLAIMS PROCEDURES
                                -----------------

12.1     Scope of Claims Procedures. This Article is based on final regulations
         --------------------------
         issued by the Department of Labor and published in the Federal Register on November 21, 2000 and codified at 29 C.F.R. section 2560.503-1. If any provision of this Article conflicts with the requirements of those regulations, the requirements of those regulations will prevail.

12.2     Initial Claim. A Participant or Beneficiary who believes he or she is
         -------------
         entitled to any benefit under the Plan (a "Claimant") may file a claim with the Administrator. The Administrator shall review the claim itself or appoint an individual or an entity to review the claim.

         (a)      Decision on Initial Claim. The Claimant shall be notified
                  -------------------------
                  within ninety (90) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice from the Administrator or appointee of the Administrator prior to the end of the ninety (90) day period stating that special circumstances require an extension of the time for decision, such extension not to extend beyond the day which is one hundred eighty (180) days after the day the claim is filed.

         (b)      Manner and Content of Denial of Initial Claims. If the
                  ----------------------------------------------
                  Administrator denies a claim, it must provide to the Claimant, in writing or by electronic communication:

                  (i)      The specific reasons for the denial;

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                  (ii) A reference to the Plan provision or insurance contract provision upon which the denial is based;

                  (iii) A description of any additional information or material that the Claimant must provide in order to perfect the claim;

                  (iv) An explanation of why such additional material or information is necessary;

                  (v) Notice that the Claimant has a right to request a review of the claim denial and information on the steps to be taken if the Claimant wishes to request a review of the claim denial; and

                  (vi) A statement of the Participant's right to bring a civil action under ERISA Section 502(a) following a denial on review of the initial denial.

12.3     Review Procedures.
         -----------------

         (a)      Request for Review of Denied Claim. A request for review of a
                  ----------------------------------
                  denied claim must be made in writing to the Administrator within sixty (60) days after receiving notice of denial. The decision upon review will be made within sixty (60) days after the Administrator's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than one hundred twenty (120) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial sixty (60) day period and must explain the special circumstances and provide an expected date of decision.

                  The reviewer shall afford the Claimant an opportunity to review and receive, without charge, all relevant documents, information and records and to submit issues and comments in writing to the Administrator. The reviewer shall take into account all comments, documents, records and other information submitted by the Claimant relating to the claim regardless of whether the information was submitted or considered in the initial benefit determination.

         (b)      Manner and Content of Notice of Decision on Review. Upon
                  --------------------------------------------------
                  completion of its review of an adverse initial claim determination, the Administrator will give the Claimant, in writing or by electronic notification, a notice containing:

                  (i)      its decision;

                  (ii)     the specific reasons for the decision;

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                  (iii) the relevant Plan provisions or insurance contract provisions on which its decision is based;

                  (iv) a statement that the Claimant is entitled to receive, upon request and without charge, reasonable access to, and copies of, all documents, records and other information in the Plan's files which is relevant to the Claimant's claim for benefits;

                  (v) a statement describing the Claimant's right to bring an action for judicial review under ERISA Section 502(a); and

                  (vi) if an internal rule, guideline, protocol or other similar criterion was relied upon in making the adverse determination on review, a statement that a copy of the rule, guideline, protocol or other similar criterion will be provided without charge to the Claimant upon request.

12.4     Calculation of Time Periods. For purposes of the time periods specified
         ---------------------------
         in this Article, the period of time during which a benefit determination is required to be made begins at the time a claim is filed in accordance with the Plan procedures without regard to whether all the information necessary to make a decision accompanies the claim. If a period of time is extended due to a Claimant's failure to submit all information necessary, the period for making the determination shall be tolled from the date the notification is sent to the Claimant until the date the Claimant responds.

12.5     Legal Action. If the Plan fails to follow the claims procedures
         ------------
         required by this Article, a Claimant shall be deemed to have exhausted the administrative remedies available under the Plan and shall be entitled to pursue any available remedy under ERISA Section 502(a) on the basis that the Plan has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim. A Claimant's compliance with the foregoing provisions of this Article is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claims for benefits under the Plan. However, notwithstanding anything herein that may suggest otherwise, with respect to any claim pertaining to a Participant who is not subject to ERISA, following the Claimant's exhaustion of the foregoing provisions of this Article, all disputes in connection with such claim shall be resolved by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

                                   ARTICLE 13
                                   ----------
                                      TRUST
                                      -----

13.1     Establishment of the Trust. The Company has established the Trust, and
         --------------------------
         the Employer intends, but is not required, to transfer over to the Trust at least annually such assets as the Employer determines, in its sole discretion, are necessary to provide for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Supplemental Contribution Amounts and Annual Company Discretionary Contribution Amounts for the Participants.

13.2     Interrelationship of the Plan and the Trust. The provisions of the Plan
         -------------------------------------------
         and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employer, Participants and the creditors of the Employer to the assets transferred to the Trust. The Employer shall at all times remain liable to carry out its obligations under the Plan.

13.3     Distributions from the Trust. The Employer's obligations under the Plan
         ----------------------------
         may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 14
                                   ----------
                                  MISCELLANEOUS
                                  -------------

14.1     Status of Plan. The Plan is intended to be a plan that is not qualified
         --------------
         within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

14.2     Unsecured General Creditor. Participants and their Beneficiaries,
         --------------------------
         heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Employer. For purposes of the payment of benefits under this Plan, any and all of the Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. The Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

14.3     Employer's Liability. The Employer's liability for the payment of
         --------------------
         benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. The Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

14.4     Nonassignability. Subject to Section 3.11, neither a Participant nor
         ----------------
         any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. Subject to Section 14.15, no part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

14.5     Not a Contract of Continued Service. The terms and conditions of this
         -----------------------------------
         Plan shall not be deemed to constitute a contract of continued service by the Participant to the Employer and a Participant, whether in an employee or independent contractor capacity. Such service is hereby acknowledged, subject to applicable state law, to be an "at will" service relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment, consulting or like agreement. Nothing in this Plan shall be deemed to give any Participant the right to be retained in the service of the Employer either as an Employee or Director, or to interfere with the right of the Employer to discipline or discharge the Participant at any time.

14.6     Furnishing Information. A Participant or his or her Beneficiary will
         ----------------------
         cooperate with the Administrator by furnishing any and all information requested by the Administrator and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including, but not limited to, taking such physical examinations as the Administrator may deem necessary.

14.7     Terms. Whenever any words are used herein in the masculine, they shall
         -----
         be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

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VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

14.8     Captions. The captions of the articles, sections and paragraphs of this
         --------
         Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

14.9     Governing Law. Subject to ERISA, the provisions of this Plan shall be
         -------------
         construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

14.10    Notice. Any notice or filing required or permitted to be given to the
         ------
         Administrator under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                         Vice President, Human Resources
                                 3100 Hansen Way
                           Palo Alto, California 94304

                                  With Copy To:
                                 General Counsel
                                 3100 Hansen Way
                           Palo Alto, California 94304

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

14.11    Successors. The provisions of this Plan shall bind and inure to the
         ----------
         benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

14.12    Spouse's Interest. The interest in the benefits hereunder of a spouse
         -----------------
         of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

14.13    Validity. In case any provision of this Plan shall be illegal or
         --------
         invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

14.14    Incompetent. If the Administrator determines in its discretion that a
         -----------
         benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Administrator may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Administrator may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

14.15    Court Order. The Administrator is authorized to make any payments
         -----------
         otherwise distributable here under as directed by court order in any action in which the Plan or the Administrator has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Administrator, in its sole discretion but solely if and to the extent permitted by Section 409A, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

14.16    Acceleration of Distribution.
         ----------------------------

         (a)      In General. The Employer may, its discretion, accelerate the
                  ----------
                  date of distribution or commencement of distributions hereunder, or accelerate installment payments by paying the vesting Account Balance in a lump sum or pursuant to a Yearly Installment Method using fewer years, to the extent permitted under Section 409A (such as, for example, as provided in Q&A 15 of IRS Notice 2005-1 to comply with domestic relations orders or certain conflict of interest rules, to pay employment taxes, or to pay certain de minimus amount, or to make payments upon income inclusion under Section 409A).

         (b)      Trust. If the Trust terminates in accordance with the
                  -----
                  provisions of the Trust and benefits are distributed from the Trust to a Participant in accordance with such provisions, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

14.17    Delay in Payment. If the Employer determines in good faith that there
         ----------------
         is a reasonable likelihood that any payment scheduled to be made hereunder would violate securities laws (or other applicable laws) or loan covenants or other contractual terms to which the Employer is subject, and that such a violation would result in material harm to the Employer, the Employer may defer all or any portion of a distribution under this Plan. In addition, the Employer may, in its discretion, delay a payment upon such other events and conditions as the IRS may prescribe, such as to avoid jeopardizing the solvency of the Employer. Any amounts deferred pursuant to this Section shall continue to be credited or debited with additional amounts in accordance with Section
         3.9 above, even if such amount is being paid out in installments. The amounts so deferred and amounts credited or debited thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which such violation or material harm would be avoided or as otherwise prescribed by the IRS. Notwithstanding the foregoing, this Section 14.17 shall apply only to the extent permitted by Section 409A.

14.18    Prohibited Acceleration/Distribution Timing. This Section shall take
         -------------------------------------------
         precedence over any other provision of the Plan or this Article 14 to the contrary. No provision of this Plan shall be followed if following the provision would result in the acceleration of the time or schedule of any payment from the Plan as would require immediate income tax to Participants based on the law in effect at the time the distribution is to be made, including, but not limited to Section 409A. In addition, if the timing of any distribution election would result in any tax or other penalty (other than ordinarily payable Federal, state or local income or payroll taxes), which tax or penalty can be avoided by payment of the distribution at a later time, then the distribution shall be made (or commence, as the case may be) on (or as soon as practicable after) the first date on which such distributions can be made (or commence) without such tax or penalty.

14.19    Insurance. The Employer, on its own behalf or on behalf of the trustee
         ---------
         of the Trust, and, in its sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employer or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employer shall supply such information and execute such documents as may be required by the insurance company or companies to whom the Employer has applied for insurance.

14.20    Aggregation of Employers. To the extent required under Section 409A, if
         ------------------------
         the Employer is a member of a controlled group of corporations or a group of trades or business under common control (as described in Code
         Section 414(b) or (c)), all members of the group shall be treated as a single Employer for purposes of whether there has occurred a Separation from Service and for any other purposes under the Plan as Section 409A shall require.

VARIAN MEDICAL SYSTEMS, INC.
PLAN DOCUMENT continued...

IN WITNESS WHEREOF, the Employer has adopted this Plan document effective as of January 1, 2005.

                                        VARIAN MEDICAL SYSTEMS, INC

                                        By:
                                                   -----------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                                   -----------------------------
                                        Date:
                                                   -----------------------------

                                        OTHER SPONSORING EMPLOYERS:

                                                   -----------------------------
                                        By:
                                                   -----------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                                   -----------------------------
                                        Date:
                                                   -----------------------------

                                                   -----------------------------
                                        By:
                                                   -----------------------------
                                        Print Name:
                                                   -----------------------------
                                        Title:
                                                   -----------------------------
                                        Date:
                                                   -----------------------------

                                   Schedule A

                                Measurement Funds

Pursuant to Section 3.9(d), the Participant may elect one or more of the following Measurement Funds:

MEASUREMENT FUND

First Eagle Overseas

Vanguard VIF Balanced

Vanguard VIF Diversified

Value Vanguard VIF Equity Index

Vanguard VIF Mid-Cap Index

Vanguard VIF Small Company Growth

Vanguard VIF International

Fidelity VIP Contrafund

Fidelity VIP Growth

Fidelity VIP Money Market

Janus Aspen Series Worldwide Growth

AIM VIF Dynamics (aka INVESCO VIF Dynamics)

PIMCO VIT Short-Term Bond

PIMCO VIT Total Return

Royce & Assoc. Micro-Cap Portfolio

Vanguard VIF Capital Growth

PIMCO VIT Real Return

Varian Medical Systems